SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K
CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 25, 2000


McDONALD'S CORPORATION
(Exact name of Registrant as specified in its Charter)



       Delaware                     1-5231                  36-2361282
(State of Incorporation)      (Commission File No.)       (IRS Employer
                                                        Identification No.)



One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibit
     -------

     (99)  Press Release dated July 25, 2000 -- McDonald's Reports Global
           Results


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    McDONALD'S CORPORATION

                                    (Registrant)



                                     By:  /s/ Gloria Santona
                                          ----------------------------
                                          Gloria Santona
                                          Vice President, U.S. General
                                          Counsel and Secretary